EXHIBIT 20.2


               ANTHRACITE CAPITAL, INC. DIVIDEND REINVESTMENT
                 AND STOCK PURCHASE PLAN AUTHORIZATION FORM

      The undersigned holder(s) of common stock of Anthracite Capital, Inc. ("AHR") or non-shareholder(s) interested in investing in Common Stock of AHR elect to participate in the Dividend Reinvestment and Stock Purchase Plan (the "Plan"). The undersigned hereby authorizes The Bank of New York ("Plan Administrator") to reinvest dividends and distributions paid by AHR on its common stock now or hereafter registered in the name(s) of the undersigned, for the number of shares set forth below, and to make cash purchases in common stock of AHR with funds received from the undersigned. This authorization shall remain in effect until termination by the undersigned holder(s) by written notice to the Plan Administrator.

      The foregoing authorization is subject, in all respects to the terms and conditions of participation in the Plan set forth in the Prospectus relating to the Plan, which the undersigned has received and read.

      PLEASE SIGN EXACTLY AS YOUR SHARES ARE REGISTERED OR IF AN INITIAL CASH PURCHASE BY A NON-SHAREHOLDER, AS YOU WOULD LIKE THE SHARES
 REGISTERED. ALL PERSONS WHOSE NAMES APPEAR ON THE STOCK CERTIFICATES MUST
 SIGN.

      Please indicate your participation below:

      [   ]  Full dividend reinvestment on all shares.
      [   ]  Partial dividend reinvestment on ______ common shares only.
      [   ]  Cash purchases only.


 _______________________________________________________________________
                         Please Print Your Address


 _______________________________________________________________________
                       Please Print Your Phone Number


 _______________________________________________________________________
             Please Print Name(s) as Shown on Stock Certificate


 _______________________________________________________________________
                           Shareholder Signature


 _______________________________________________________________________
                        Joint Shareholder Signature


 _______________________________________________________________________
 Date                       Social Security or Tax Identification number


      IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR NOMINEE, YOU MUST

 MAKE APPROPRIATE ARRANGEMENTS WITH THEM TO PARTICIPATE IN THE PLAN. PLEASE SEE INSTRUCTIONS IN THE PROSPECTUS.




                                                                 EXHIBIT 23.1


          CONSENT OF MILES & STOCKBRIDGE (included in Exhibit 5.1)



                                                                 EXHIBIT 23.2


            CONSENT OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                         (included in Exhibit 8.1)



                                                                 EXHIBIT 23.3


                       INDEPENDENT AUDITORS' CONSENT


 We consent to the use in this Registration Statement of Anthracite Capital, Inc. on Form S-3D of our report dated March 6, 1998 which is incorporated by reference within such Registration Statement.

 We also consent to the references to us under the heading "Experts" in the Prospectus.




 New York, New York
 June 29, 1998



                                                                EXHIBIT 24.1


               POWER OF ATTORNEY (included on signature page)